UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2006 (December 28, 2005)
LOWRANCE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15240	44-0624411
(State or other	(Commission file number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)
12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)
(918) 437-6881
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
          On December 28, 2005, Lowrance Electronics, Inc. (the “Company”) appointed Paul C. Murphy as its new Vice President of Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer). Mr. Murphy succeeds Douglas Townsdin, who left the Company to accept a partnership position with the Tulsa office of Grant Thornton LLP.
          A copy of the Company’s press release announcing Mr. Murphy’s appointment is attached as Exhibit 99.1 and is incorporated by reference as additional disclosure under this Item.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release issued January 3, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: January 3, 2006	LOWRANCE ELECTRONICS, INC.

	By:	/s/ Darrell J. Lowrance
Darrell J. Lowrance
President and Chief Executive Officer